UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 2010
Date of Report (Date of earliest event reported)

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Cadence Financial Corporation
(Exact Name of Registrant as Specified in Charter)

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Mississippi	1-15773	64-0694755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Main Street Starkville, Mississippi  39759
 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (662) 324-4258

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

As previously reported, on October 6, 2010, Community Bancorp LLC, a Delaware limited liability company (“CBC”) and Cadence Financial Corporation, a Mississippi corporation (“Cadence”) entered into an Agreement and Plan of Merger (“Agreement”), pursuant to which a wholly-owned subsidiary of CBC will be merged with and into Cadence, with Cadence continuing thereafter as a wholly-owned subsidiary of CBC (the “Merger”).

OTHER INFORMATION

This Form 8-K may be deemed solicitation material in respect of the proposed transaction between CBC and Cadence.

In connection with the proposed transaction, Cadence intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement to its shareholders.  CADENCE SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING CADENCE, CBC, THE PROPOSED TRANSACTION AND RELATED MATTERS.  You may obtain copies of all documents regarding this proposed transaction and other documents filed by Cadence with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Cadence Financial Corporation, 301 East Main Street, Starkville, Mississippi 39760, or by calling Cadence at 662-323-1341.

Cadence and its directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Cadence in respect of the proposed transaction. Information regarding the officers and directors of Cadence is available in Cadence’s definitive proxy statement filed with the SEC on April 16, 2010. Additional information regarding the interests of such potential participants will also be included in the definitive proxy statement for the proposed transaction and the other relevant documents filed with the SEC.

This notice shall not constitute an offer to sell or the solicitation of an offer to buy securities in any state or jurisdiction.

Item 7.01  Regulation FD Disclosure

CBC and Cadence executives discussed the Merger at a live conference on Wednesday October 6, 2010 at 2:00 p.m. Central Time.  The Media Frequently Asked Questions for this conference is attached to this report as Exhibit 99.1. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the Media Frequently Asked Questions include material investor information that is not otherwise publicly available. In addition, Cadence does not assume any obligation to update such information in the future.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Document Description
99.1	Media FAQ for October 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION

Date: October 6, 2010	By: /s/ Richard T. Haston Richard T. Haston Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Media FAQ for October 6, 2010